Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended May 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,507,188
Unrealized Gain (Loss) on Market Value of Futures	3,382,079
Dividend Income	63,285
Interest Income	816,994
ETF Transaction Fees	1,750
Total Income (Loss)	$12,771,296

Expenses
Management Fees	$436,116
Professional Fees	57,977
Brokerage Commissions	34,119
Non-interested Directors' Fees and Expenses	5,252
Total Expenses	$533,464
Net Income (Loss)	$12,237,832

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/18	$623,376,071
Additions (450,000 Shares)	20,095,074
Net Income (Loss)	12,237,832

Net Asset Value End of Month	$655,708,977
Net Asset Value Per Share (14,600,000 Shares)	$44.91

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended May 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(281,350)
Unrealized Gain (Loss) on Market Value of Futures	250,550
Dividend Income	2,311
Interest Income	11,948
Total Income (Loss)	$(16,541)

Expenses
Management Fees	$5,939
Professional Fees	4,654
Brokerage Commissions	378
Non-interested Directors' Fees and Expenses	88
Total Expenses	11,059
Expense Waiver	(3,749)
Net Expenses	$7,310
Net Income (Loss)	$(23,851)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/18	$10,727,858
Net Income (Loss)	(23,851)

Net Asset Value End of Month	$10,704,007
Net Asset Value Per Share (550,000 Shares)	$19.46

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended May 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,585)
Realized Trading Gain (Loss) on Foreign Currency Transactions	21
Unrealized Gain (Loss) on Market Value of Futures	15,532
Dividend Income	536
Interest Income	1,918
Total Income (Loss)	$13,422

Expenses
Management Fees	$979
Professional Fees	3,251
Brokerage Commissions	228
Non-interested Directors' Fees and Expenses	15
Total Expenses	4,473
Expense Waiver	(3,213)
Net Expenses	$1,260
Net Income (Loss)	$12,162

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/18	$1,778,084
Net Income (Loss)	12,162

Net Asset Value End of Month	$1,790,246
Net Asset Value Per Share (100,000 Shares)	$17.90

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended May 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,221,253
Realized Trading Gain (Loss) on Foreign Currency Transactions	21
Unrealized Gain (Loss) on Market Value of Futures	3,648,161
Dividend Income	66,132
Interest Income	830,860
ETF Transaction Fees	1,750
Total Income (Loss)	$12,768,177

Expenses
Management Fees	$443,034
Professional Fees	65,882
Brokerage Commissions	34,725
Non-interested Directors' Fees and Expenses	5,355
Total Expenses	548,996
Expense Waiver	(6,962)
Net Expenses	$542,034
Net Income (Loss)	$12,226,143

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/18	$635,882,013
Additions (450,000 Shares)	20,095,074
Net Income (Loss)	12,226,143

Net Asset Value End of Month	$668,203,230

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612